Williams Controls, Inc.
NEWS RELEASE                           CONTACT:   Dennis E. Bunday,
                                                  Executive Vice President and
                                                  Chief Financial Officer
FOR IMMEDIATE RELEASE                  TELEPHONE:  (503)684-8600


              WILLIAMS CONTROLS REPORTS THIRD QUARTER 2003 RESULTS

         Portland, OR....July 31, 2003.... Williams Controls, Inc. ("Williams"
or the "Company") (OTC: WMCO) today announced its results for the third fiscal quarter of 2003 ended June 30, 2003. Net sales of $12,634,000 for the third quarter ended June 30, 2003 were 6.2% lower than the net sales of $13,467,000 recorded for the corresponding quarter last year. Net sales for the nine months ended June 30, 2003 were essentially unchanged at $37,919,000 compared to $37,733,000 for the comparable period in fiscal 2002. The Company reported a net loss allocable to common shareholders of $373,000 or ($0.02) per share (basic and diluted) for the third quarter 2003 compared to net income allocable to common shareholders of $1,274,000 or $0.06 per share for the corresponding 2002 quarter. For the nine months ended June 30, 2003, net loss allocable to common shareholders was $164,000 or ($0.01) per share, compared to a net loss of $3,308,000 or ($0.17) per share for the nine months ended June 30, 2002.

         The sales decrease for the third quarter 2003 is the direct result of lower unit sales volume in both the heavy truck and automotive business's compared to the corresponding quarter in the prior year. Gross margins for the third quarter of 2003 were lower than gross margins for the third quarter of 2002 due to increased manufacturing costs in the heavy truck line and higher than anticipated startup costs associated with some of our new product launches in the light truck and passenger car lines.

         Sales increased for the nine months ended June 30, 2003 as a direct result of higher unit sales volume for heavy truck, which was offset by lower sales volumes in automotive and light truck compared to the nine months ended June 30, 2002. Gross Margins for the nine months ended June 30, 2003 declined from gross margins in the comparable nine months ended June 30, 2002. The decline was due to higher heavy truck manufacturing costs in the third quarter of fiscal 2003, start-up costs for automotive and light truck new product launches and a $985,000 charge resulting from higher than anticipated warranty claims by one heavy truck customer, which was recorded in the second quarter of 2003.

         Third quarter fiscal 2003 income from continuing operations was $402,000 compared to income of $1,321,000 for the same quarter of 2002. This decrease in income from continuing operations resulted from the decline in gross margins. Total operating expenses remained consistent between quarters.

         Income from continuing operations for the nine months ended June 30, 2003 was $1,667,000 compared to a loss of $1,616,000 for the comparable period in fiscal 2002. Included in income from continuing operations for the first nine months of 2003 is a $951,000 gain related to a settlement with a former automotive customer. Reflected in the loss from continuing operations for the first nine months of fiscal 2002 is a loss on impairment of a former investment with Ajay for $3,565,000. Excluding these items, income from continuing operations for the nine months ended June 30, 2003 was $716,000 compared to income of $1,949,000 for the nine months ended June 30, 2002. The decrease between periods is due to the warranty, manufacturing and start up costs for the nine months ended June 30, 2003 described above, which were partially offset by lower administrative expenses during the same period.

         Net income (loss) allocable to common shareholders includes a charge for dividends and accretion on preferred stock of $697,000, or ($.03) per diluted share, for the third quarter ended June 30, 2003 compared to $348,000, or ($.02) per diluted share, for the corresponding quarter in fiscal 2002. For the nine months ended June 30, 2003, net loss allocable to common shareholders includes a charge for dividends and accretion on preferred stock of $2,008,000, or ($.10) per diluted share compared to $882,000 or ($.04) per diluted share for the corresponding period in fiscal 2002.

         Williams Controls' Board Chairman Gene Goodson stated, "Unfortunately, we had a difficult quarter from a manufacturing perspective in the heavy truck line, but we are confident this was a temporary problem. This, combined with continuing higher than expected light truck and passenger car launch costs kept our gross margins depressed." He continued "We have taken steps to lower our cost structure for light truck and passenger car electronic throttle control systems ("ETC's") while we look to divest ourselves of these product lines." He concluded "On a positive note, industry projections show an improvement in the truck market for next year, and we believe that we are positioned to take advantage of that improved market. We appreciate the confidence our customers and suppliers have shown us as Williams positions itself for growth."

         Williams Controls is a designer, manufacturer and integrator of sensors and controls for the motor vehicle industry. For more information, please visit the Company's website at www.wmco.com.

         The statements included in this news release concerning predictions of economic performance and management's plans and objectives constitute forward-looking statements made pursuant to the safe harbor provisions of
Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1934, as amended. These forward looking statements are based on management's assumptions and projections, and are sometimes identifiable by use of the words, "expect to," "plan," "will," "believe" and words of similar predictive nature. Because management's assumptions and projections are based on anticipation of future events, you should not place undue emphasis on forward-looking statements. You should anticipate that our actual performance may vary from these projections, and variations may be material and adverse. You should not rely on forward-looking statements in evaluating an investment or prospective investment in our stock, and when reading these statements you should consider the uncertainties and risks that could cause actual results to differ materially from the forward-looking statements. Factors which could cause or contribute to such differences include, but are not limited to, factors detailed in the Securities and Exchange Commission filings of the Company; economic downturns affecting the operations of the Company or any of its business operations, competition, the ability of the Company to successfully identify and implement any strategic alternatives, and an adverse outcome of the strike at the Company's Portland, Oregon location. The forward-looking statements contained in this press release speak only as of the date hereof and the Company disclaims any intent or obligation to update these forward-looking statements.

                            *************************

                             WILLIAMS CONTROLS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
           (Dollars in thousands, except share and per share amounts)

------------------------------------------------ ----------------- ---------------- ----------------- ----------------
                                                   THREE MONTHS     THREE MONTHS      NINE MONTHS       NINE MONTHS
                                                  ENDED 6/30/03     ENDED 6/30/02    ENDED 6/30/03     ENDED 6/30/02
                                                   (UNAUDITED)       (UNAUDITED)      (UNAUDITED)       (UNAUDITED)
------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Net sales                                           $ 12,634         $ 13,467          $ 37,919         $ 37,733
------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Cost of sales                                          9,731            9,487            29,763           27,572
------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Gross margin                                           2,903            3,980             8,156           10,161
------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Research and development expense                         975              856             2,726            2,515
------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Selling expense                                          353              360             1,060              962
------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Administration expense                                 1,173            1,443             3,654            4,735
------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Gain on settlement with customer                           -                -              (951)               -
------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Loss on impairment of investment - Ajay                    -                -                 -            3,565
------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Income (loss) from continuing operations                 402            1,321             1,667           (1,616)
------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Interest and other (income) expenses, net                 78             (70)               243            1,458
------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Income (loss) from continuing operations
before income taxes                                      324            1,391             1,424           (3,074)
------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Income tax benefit                                         -              231               300              231
------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Net income (loss) from continuing operations             324            1,622             1,724           (2,843)
------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Discontinued Operations - Gain from
settlement of obligations                                  -                -               120              417
------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Net income (loss)                                        324            1,622             1,844           (2,426)
------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Preferred dividends and accretion for Series B
Preferred Stock                                         (697)            (348)           (2,008)            (882)
------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Net income (loss) allocable to common
shareholders                                          $ (373)         $ 1,274            $ (164)         $(3,308)
------------------------------------------------ ----------------- ---------------- ----------------- ----------------
EARNINGS PER SHARE INFORMATION:
------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Income (loss) per common share from
continuing operations - basic                         $(0.02)          $ 0.06           $ (0.01)         $ (0.19)
------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Income per common share from discontinued
operations - basic                                         -                -              0.00             0.02
------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Net income (loss) per common share - basic            $(0.02)           $ 0.06          $ (0.01)         $ (0.17)
------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Weighted common shares outstanding - basic          20,125,492       19,928,522        20,103,125       19,927,411
------------------------------------------------ ----------------- ---------------- ----------------- ----------------

------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Income (loss) per common share from
continuing operations - diluted                       $(0.02)          $ 0.06           $ (0.01)         $ (0.19)
------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Income per common share from discontinued
operations - diluted                                       -                -              0.00             0.02
------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Net income (loss) per common share - diluted          $(0.02)          $ 0.06           $ (0.01)         $ (0.17)
------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Weighted common shares outstanding -diluted         20,125,492       21,037,522        20,103,125       19,927,411
------------------------------------------------ ----------------- ---------------- ----------------- ----------------

------------------------------------------------ ----------------- ---------------- ----------------- ----------------

                                            WILLIAMS CONTROLS, INC.
                                          CONSOLIDATED BALANCE SHEETS
                                            (DOLLARS IN THOUSANDS)
                                                  (UNAUDITED)

----------------------------------------------------------------- -------------------- --------------------
                                                                     JUNE 30, 2003     SEPTEMBER 30, 2002
----------------------------------------------------------------- -------------------- --------------------
                            ASSETS
----------------------------------------------------------------- -------------------- --------------------
Current Assets:
----------------------------------------------------------------- -------------------- --------------------
   Cash and cash equivalents                                              $  860               $  829
----------------------------------------------------------------- -------------------- --------------------
   Trade and other accounts receivable, net                                8,022                8,764
----------------------------------------------------------------- -------------------- --------------------
   Inventories, net                                                        5,532                4,940
----------------------------------------------------------------- -------------------- --------------------
   Prepaid expenses and other current assets                                 711                  624
----------------------------------------------------------------- -------------------- --------------------
      Total current assets                                                15,125               15,157
----------------------------------------------------------------- -------------------- --------------------

----------------------------------------------------------------- -------------------- --------------------
Property, plant and equipment, net                                        10,201               10,530
----------------------------------------------------------------- -------------------- --------------------
Other assets, net                                                            346                  635
----------------------------------------------------------------- -------------------- --------------------
      Total assets                                                      $ 25,672             $ 26,322
----------------------------------------------------------------- -------------------- --------------------

----------------------------------------------------------------- -------------------- --------------------
            LIABILITIES AND STOCKHOLDERS' DEFICIT
----------------------------------------------------------------- -------------------- --------------------
Current Liabilities:
----------------------------------------------------------------- -------------------- --------------------
   Accounts payable                                                      $ 4,137              $ 5,326
----------------------------------------------------------------- -------------------- --------------------
   Accrued expenses                                                        6,054                6,856
----------------------------------------------------------------- -------------------- --------------------
   Current portion of long-term debt and capital leases                    4,991                4,084
----------------------------------------------------------------- -------------------- --------------------
      Total current liabilities                                           15,182               16,266
----------------------------------------------------------------- -------------------- --------------------

----------------------------------------------------------------- -------------------- --------------------
Long-term debt and capital lease obligations                                 935                1,483
----------------------------------------------------------------- -------------------- --------------------
Employee benefit obligations                                               7,571                6,293
----------------------------------------------------------------- -------------------- --------------------
Subordinated debt                                                              -                2,139
----------------------------------------------------------------- -------------------- --------------------

----------------------------------------------------------------- -------------------- --------------------
Mandatory redeemable Convertible Series B Preferred Stock, net            14,986               13,109
----------------------------------------------------------------- -------------------- --------------------

----------------------------------------------------------------- -------------------- --------------------
Shareholders' Deficit:
----------------------------------------------------------------- -------------------- --------------------
   Preferred stock (Series A and A-1)                                          1                    1
----------------------------------------------------------------- -------------------- --------------------
   Common stock                                                              201                  199
----------------------------------------------------------------- -------------------- --------------------
   Additional paid-in capital                                             23,687               23,559
----------------------------------------------------------------- -------------------- --------------------
   Accumulated deficit                                                   (32,489)             (32,325)
----------------------------------------------------------------- -------------------- --------------------
   Treasury Stock                                                           (377)                (377)
----------------------------------------------------------------- -------------------- --------------------
   Other Comprehensive Loss - Pension liability adjustment                (4,025)              (4,025)
----------------------------------------------------------------- -------------------- --------------------

----------------------------------------------------------------- -------------------- --------------------
      Total shareholders' deficit                                        (13,002)             (12,968)
----------------------------------------------------------------- -------------------- --------------------
      Total liabilities and shareholders' deficit                       $ 25,672             $ 26,322
----------------------------------------------------------------- -------------------- --------------------